INDEXIQ TRUST

(the “Trust”)

IQ Hedged Multi-Strategy Plus Fund

(the “Fund”)

Supplement dated September 8, 2017 (“Supplement”)

to the Statement of Additional Information dated August 29, 2017 (the "SAI")

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective immediately, the second paragraph of the "Proxy Voting" section of the SAI on page B-44 is hereby deleted and replaced with the following:

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund's Form N-PX will be available at no charge upon request by calling 1-877-474-6339. It will also be available on the SEC's website at www.sec.gov.

Investors Should Retain This Supplement for Future Reference

MEIQH15a-09/17